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                                                                    EXHIBIT 23.2

                            Consent of Moss Adams LLP

CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference to the Oregon Pacific Bancorp Registration Statement of May 7, 2003 on Form S-8 of our Auditors' Report included in the Oregon Pacific Banking Co. Form 10-K for the fiscal year ended December 31, 2002.

/s/ Moss Adams LLP

Portland, Oregon
May 7, 2003




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